EXHIBIT 10.5

Loan Contract

贷款方：广东好普多肽生物科技有限公司

Lender: Guangdong Hope Polypeptide Biotechnology Co., Ltd

借款方：时代生物科技（深圳）有限公司

Borrower: Era Biotechnology (Shenzhen) Co., Ltd

保证方：刘凯鹏 （时代公司控股股东）

Guarantor: Liu Kaipeng (holding stockholder of Era)

鉴于借款方目前资金短缺从而影响到正常的运营，为此借款方为进行生产(或经营活动)，特再次向贷款方申请借款，并聘请刘凯鹏作为保证人，贷款方业已审查批准，经三方(或双方)协商，特订立本合同，以便共同遵守。

Whereas the operation of the borrower is adversely affected due to shortage of capital, the borrower hereby applies for borrowing money from the lender for the purpose of production (or operation) by means of such money and engages Liu Kaipeng as the guarantor, which has been approved by the lender. Upon negotiation among the three parties (or both parties), the contract is hereby entered into for both observance.

第一条借款种类：短期流动资金贷款

Article 1       Class of the loan: Loan of short term current capital

第二条借款用途：仅用于借款方支付公司日常运营费用

Article 2       Application of the loan: The loan is solely for the borrower to cover daily operating expenses of the company.

第三条借款金额：人民币2000万元(大写)人民币贰千万元整。

Article 3       Amount of the loan: ￥20,000,000 CNY

第四条借款利率：借款利率按国家规定的银行短期基准利率的基础上浮30%执行，即年利率为百分之四点六八(4.68%/年)，利随本清。如遇国家调整利率，按新规定计算。借款利息以借款方收到款项月份开始计算。

Article 4       Interest rate of the loan: The interest rate of the loan is 30% higher than the short term benchmark interest rate of banks as specified by the national government, i.e., annual interest rate being 4.68%. The interest is to be settled along with the principal. In the event that the national government adjusts the interest rate, new rules shall be followed and the interest of the loan is to be calculated from the month when the borrower receives the loan.

第五条借款方式：

Article 5       Mode of borrowing

1.	为保证贷款方及借款方双方的利益，各方一致同意，贷款方将全部资金分批汇入借款方或保证方帐户，再由保证方支付给借款方。

In order to ensure the right and interest of the lender and the borrower, the parties unanimously consent that the lender will remit all capitals to the account of the borrower or the guarantor in batches and the guarantor will then pay them to the borrower.

2.	汇款约定，2008年12月31日前汇入借款方指定帐号人民币360万元(大写)人民币叁佰陆拾万元整。2009年6月30日前汇入借款方指定帐号人民币1300万元(大写)人民币壹千叁佰万元整，2009年12月31日前汇入借款方指定帐号人民币340万元(大写)人民币叁佰肆拾万元整。

Agreement on remittance: 3,600,000 CNY will be remitted to the account designated by the borrower before 2008-12-31, 13,000,000 CNY will be remitted to the account designated by the borrower before 2009-06-30 and 3,400,000 CNY will be remitted to the account designated by the borrower before 2009-12-31.

第六条借款和还款期限

Article 6       Loan term and repayment deadline

1.	借款时间共18个月，自2008年12月10日起，至2010年6月09日止。

Total loan term is 18 months from 2008-12-10 to 2010-06-09.

2.	还款时间为：本借款到期后5个工作日内将本金及利息归还贷款方。

Repayment deadline: The borrower shall repay the principal and the interest to the lender within 5 working days after the loan becomes due.

第七条还款资金来源及还款方式

Article 7       Source and mode of repayment

1.	还款资金来源：自筹

Source of repayment: Self raised

2.	还款方式：借款方直接将本金及利息电汇至贷款方帐户。

Mode of repayment: The borrower directly wires the principal and the interest to the account of the lender.

第八条保证条款

Article 8       Clause on guarantee

1.	借款方必须按照借款合同规定的用途使用借款，不得挪作他用，不得用借款进行违法活动。

The borrower must use the loan solely for the purpose as specified in the contract, may not appropriate for other purpose and conduct illegal activities with such loan.

2.	借款方必须按合同规定的期限还本付息。

The borrower must repay the principal and the interest before the deadline specified in the contract.

3.	借款方有义务接受贷款方的检查、监督贷款的使用情况，了解借款方的计划执行、经营、财务活动、物资库存等情况。借款方应提供有关的计划、统计、财务会计报表及资料。

The borrower is obliged to subject to inspection and monitoring on the use of the load by the lender and the lender is entitled to be informed of the execution of plans, operation, financial activities and stocks of materials & goods of the borrower. The borrower shall provide relevant plans, statistics, financial statements and data.

4.	需要有保证人担保时，保证人履行连带责任后，有向借款方追偿的权利，借款方有义务对保证人进行偿还。

Where the guarantor is required for guarantee, the guarantor is entitled to recover from the borrower after the guarantor has performed his joint liabilities. And the borrower is obliged to repay the guarantor.

5.	由于经营不善而关闭、破产，确实无法履行合同的，在处理财产时，除了按国家规定用于人员工资和必要的维护费用时，应优先偿还贷款。由于上级主管部门决定关、停、并、转或撤销工程建设等措施，或者由于不可抗力的意外事故致使合同无法履行时，经向贷款方申请，可以变更或解除合同，并免除承担违约责任。

Where the contract can not be executed due to shutdown or bankruptcy of the borrower arising from poor operation, when the properties are to be disposed, the repayment of loan shall take precedence except salaries of employees and necessary maintenance expenses as specified by the national government. If the contract can not be executed when the borrower closes, shuts down, transfers to other industry or cancel project construction according to the resolution of corresponding authority, or due to accidents of force majeure, the contract may be changed or cancelled upon application to the lender and the liabilities for breach of contract may be relieved thereof.

第九条违约责任

Article 9       Liabilities for breach of contract

1.	借款方的违约责任

Liabilities of the borrower for breach of contract

1)	借款方不按合同规定的用途使用借款，贷款方有权收回部分或全部贷款，对违约使用的部分，按银行规定利率加收罚息。情节严重的，在一定时期内，银行可以停止发放新贷款。

If the borrower does not use the loan for the purpose as specified in the contract, the lender may reclaim some or all loan. For the loan used in breach of contract, default penalty may be collected according to rules of banks. For issues of severe nature, the bank may stop issuing of new loan in certain period.

2)	借款方如逾期不还借款，贷款方有权追回借款，并按银行规定加收罚息。借款方提前还款的，应按规定减收利息。

If the borrower does not repay the loan within specified term, the lender is entitled to relaim the loan and collects penalties according to rules of banks. If the borrower repays the loan before the specified term, the interest payable shall be reduced according to rules.

3)	借款方使用借款造成损失浪费或利用借款合同进行违法活动的，贷款方应追回贷款本息，有关单位对直接责任人应追究行政和责任。情节严重的，由司法机关追究刑事责任。

If loss or waste occurs due to use of loan by the borrower, or the borrower conducts illegal activities by means of the loan contract, the lender shall reclaim the principal and the interest of the loan. Relevant authorities shall ascertain responsibilities of direct responsible person. For severe issue, the juridical authority shall ascertain criminal responsibilities.

2.	贷款方的违约责任

Liabilities of the lender for breach of contract

贷款方未按期提供贷款，应按违约数额和延期天数，付给借款方违约金。违约金数额的计算应与加收借款方的罚息计算相同。
If the lender fails to provide the loan on schedule, the lender shall pay damages to the borrower according to the amount and delayed days for breach of contract. The calculation of damages is same as the said penalties collected from the borrower.

第十条解决合同纠纷的方式
Article 10    Settling of dispute in contract

执行本合同发生争议，由当事人双方协商解决。协商不成，双方同意由仲裁委员会仲裁(当事人双方未在本合同中约定仲裁机构，事后又未达成书面仲裁协议的，可向人民法院起诉)。

For disputes arising from the contract, the parties concerned shall negotiate for resolution. If dispute can not be solved, the parties agree to submit it to the arbitration committee for arbitration (if arbitration authority is not agreed in the contract and no written arbitration agreement is arrived at then, it may take proceedings in the people’s court.

第十一条其他

Article 11     Miscellaneous

  本合同非因《借款合同条例》规定允许变更或解除合同的情况发生，任何一方当事人不得擅自变更或解除合同。当事人一方依照《借款合同条例》要求变更或解除本借款合同时，应及时采用书面形式通知其他当事人，并达成书面协议。本合同变更或解除之后，借款方已占用的借款和应付的利息，仍应按本合同的规定偿付。

No party may change or cancel the contract for occurrence of issues other than those permitted to change or cancel the contract as provided for in the clauses of loan contract. When a party applies for changing or cancelling of the contract according to the clauses of loan contract, the party shall notify other parties in written form and written agreement shall be arrived at. Upon changing or cancelling of the contract, the loan used by the borrower and the interest payable shall be repaid according to the contract.

     本合同有如未尽事宜，须经合同各方当事人共同协商，作出补充规定，补充规定与本合同具有同等法律效力。

Other issues not exhausted herein are subject to joint negotiation between the parties of the contract and supplementary provisions shall be formulated. And the supplementary provisions have the same legal force as that of the contract.

     本合同正本一式三份，贷款方、借款方、保证方各执一份； 经各方签字盖章后生效。

The contract has three counterparts; the lender, the borrower and the guarantor each hold one counterpart. They become effective upon signing and stamping by the parties.

贷款方：(公章)	借款方：(公章)
Lender (official seal)	Borrower: (official seal)

代表人：	代表人：
Representative:	Representative:

保证方：(签字)
Guarantor: (signature)

签约时间：2008年12月05日	签约地点：广东省深圳市
Signing date: 2008-12-05	Location of signing: Shenzhen, Guangdong Province